Manitex International, Inc. Corporate Presentation (NASDAQ: MNTX) Q2 2014 Exhibit 99.1

Forward Looking Statements & Non-GAAP Measures
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as
“anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,”
“should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the
Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation.  Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Q2 2014 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.
Nasdaq: MNTX
8/15/2014

Company Snapshot
Manitex
International, Inc.
Niches
Served
Company
Origin
Energy exploration and
field development
(includes Canadian oil
sands and recent oil and
natural gas initiatives
throughout U.S.)
Power line construction
Military
Railroads
Ports
Government/agency
Launched as a private
company in 2003
Publicly traded on
NASDAQ: MNTX
Steady organic growth
Industry consolidator:
consistently adding
branded product lines
through M&A  since
going public in 2006

8/15/2014 Nasdaq: MNTX
Global provider of highly
specialized and custom
configured cranes-
Straight-mast and
knucklebooms
Materials and container
handling equipment also
sold through
dealerships, globally

Manitex

MANITEX LIFTKING

CVS FERRARI

PM

MANITEX INTERNATIONAL

• Leading Italian
manufacturer of truck-
mounted hydraulic knuckle
boom cranes
• Diverse product lines
ranging up to 108 ton
meters in lifting capacity;
sales in 50 countries
• Engineered lifting equipment
• Manitex boom trucks
• SkyCrane aerial platforms
• Sign cranes
• RT forklifts
• Special mission-oriented
vehicles
• Carriers
• Heavy material handling
• Transporters & steel mill
equipment
• Manufacturer of container
handling equipment for
the global port & inter-
modal sectors
• Products: reach stackers,
laden and unladen
container forklifts  &
straddle carriers
Product Overview

Nasdaq: MNTX
*
* PM transaction expected to close Q4 2014
8/15/2014

Competitive Positioning

Core Competencies
Strong brand history
Acknowledged product
development record
International dealers enable us to
follow demand
Focused on specialized equipment
and niche end-markets
Products
Niche markets
Broad end-user base
Highly customized/specialized;
will configure-to-order
Parts and service an important
part of business model
Lower capital commitment for a boom truck vs.
competitors’ custom cranes of similar lifting capacity
Usually less or no special permitting vs. competitors’
custom cranes of  similar lifting capacity
8/15/2014 Nasdaq: MNTX
Superior ROI

Financial Summary
$000,  except % 2009 2010 2011 2012 2013
Revenues $55,887 $95,875 $142,291 $205,249 245,072
Gross Margin (%) 20.0% 24.3% 20.6% 19.7% 19.0%
EBITDA $1,982 $8,676 $11,120 $17,957 21,483
EBITDA Margin (%) 3.5% 9.0% 7.8% 8.7% 8.8%
Net income $3,639
(1)
$2,109 $2,780 $8,077 $10,178
Backlog $22,122 $39,905 $83,700 $130,352 $77,281
(1) 2009 GAAP Net Income includes gain on bargain purchase of $3,815
Key Statistics
Stock Price
(at 8/13/14)
$12.05/share
Market Cap (at 8/13/14)
$166.6M
Total Ent. Value (8/13/14)
$223.2M
2013 Revenue $245.1M
2013 Net Income $10.2M
2013 EBITDA $21.5M
Ticker / Exchange MNTX/NasdaqCM
Capitalization
Basic Shares O/S (at 6/30/14)
13.8M
Diluted Shares O/S
(at 6/30/14)
13.9M
Total Debt (at 6/30/14)
$59.9M

8/15/2014 Nasdaq: MNTX

at 5%
at 10%
at 20%
at 5%
at 10%
at 20%
$700
$600
$500
$400
$300
$200
$100
$0
Combined Revenue
Pre-PM Revenue
56
96
142
205
245
351
2009
2010
2011
2012
2013
387
EBITDA 34.8
425
EBITDA 38.2
505
EBITDA 45.5
406
EBITDA 36.6
467
EBITDA 42.0
607
EBITDA 54.6

Consistently Growing Our Top- and Bottom- Lines ($ Millions) 7 Historically Consistent EBITDA Margin of 9.0% 2009-2012 CAGR was 45.3% (pre- PM Group) $M Opportunity 2016E 2015E

Pending Acquisition-Agreement with PM-Group, July
2014

8/15/2014 Nasdaq: MNTX
• Consideration of $107 million, subject to post-closing adjustments and earnout provisions, is expected to consist of a combination of debt, equity, and the assumption of $68 million in PM debt and liabilities. (Final purchase price subject to adjustment based on market conditions at close; assumed debt remains separate with recourse only to PM.)
• The acquisition is expected to close in the fourth quarter of 2014, subsequent to the pending Italian Court approval of a debt restructuring plan.
• PM-Group has trailing twelve months revenues of $106 million and adjusted
EBITDA margins of approximately 9% .

Acquisition Rationale:

Acquisition fits into Manitex International stated growth objectives to achieve growth both organically and through acquisitions.  PM-Group represents our largest acquisition to date.
PM-Group is a strong strategic fit:
•
Adds product classes - knuckle boom cranes and truck mounted aerial platforms- both are a highly desired product categories with strong demand.
•
Adds new manufacturing facilities/capacity
•
Adds new distributors, geographies and niche markets
Accelerates Manitex growth both within Europe and globally
Compelling synergies create value for shareholders
•
Accretion to EBITDA and Earnings expected in 2014
8/15/2014 Nasdaq: MNTX

Knuckleboom Market Worldwide Sales (US$, millions)

$200
$200
$400
$1,400
$100
Western Europe
Eastern Europe
North America
South America
Rest of World

PM Sales by Region

20%
27%
2%
11%
40%
Western Europe
Eastern Europe
North America
South America
Rest of World

North American Knuckleboom Market

Palfinger
HIAB
FASSI
PM Group
Rest of Market
22%
30%
11%
12%
25%

MANITEX

The Knuckleboom Market- $2.3 Billion Globally
(Management Estimates)

8/15/2014 Nasdaq: MNTX
•
Large Market of $2.3 BN is roughly 2X the size of
the straight-mast boom truck market (global)
•
PM has a geographically diverse customer base with
70% of its business outside Europe
•
North American knuckleboom market is growing
•
Opportunity to increase PM Group’s No. American
market presence through Manitex’s distribution
network

Boom Truck Crane Tonnage Distribution - Market
12%
29%
24%
11%
24%
<17
17>22.9
23>29.9
30>35.9
36>

Boom Truck Crane Tonnage Distribution - Manitex
7%
18%
25%
50%
17>22.9
23>29.9
30>35.9
36>

Lifting Equipment Market Overview—Straight
Mast
Principal products: boom truck cranes that vary in height
& tonnage capacity
Smaller tonnage cranes (<30 tons) more focused on
general construction markets; larger cranes (30+ tons)
focus on power line construction and energy
Larger tonnage cranes in higher demand since economic
downturn
Boom truck cranes typically less expensive than rough
terrain and all terrain cranes
Broader market: ~65% of cranes shipped in the smaller
tonnage range; ~75% of Manitex shipments have been in
larger tonnage
Focus on being a niche player allows specialization tailored towards customers’ needs
Production distribution skewed toward larger tonnage
machines
First to launch 50-ton crane (May 2007)
Have developed a series of products around the demand
for larger tonnage cranes

Nasdaq: MNTX
Market Overview
Manitex Market Position
8/15/2014

NOBLE™

BADGER EQUIPMENT COMPANY
Custom Built in America. For Today. For the Future.

TEREX®

Manitowoc
Manitowoc Boom Trucks

LITTLE Giant

FERRARI

MANITEX LIFTKING ULC

Manitex

LOAD KING™
A MANITEX International Company

MANITEX INTERNATIONAL

Replacement Parts & Service
Consistent Recurring Revenue

• Consistent recurring revenue stream throughout the cycle
• Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary
– Serve additional brands
– Service team for crane equipment
– Automated proprietary system implemented in principal operations
Nasdaq: MNTX
8/15/2014

Revenues
($ in Millions)

$245.1
45% CAGR
$55.9
2009
2013

Sources of Growth 2009-2013
$ in Millions

40%
60%
Acquisitions
Organic

Pie chart represents the difference / reconciliation between $55.9M & $245.1M

Growth Being Driven by R&D
and New Product Innovations
(Pie chart illustrates estimated for 2013 revenues)

70%
30%
New Products Introduced 2009-2013
Existing

2009 – 2013

- Energy business was less than 10% in 2009, estimated ~ 50% in 2013
- R&D budget: up from ~ $1M to ~ $2.5M/year

MANITEX

Revenue Growth Drivers 13 Nasdaq: MNTX 8/15/2014

Investment Highlights

• Niche markets with
solid demand
drivers for products
• Steadying of
construction
environment and
energy markets
driving demand
• Diverse end
markets result in
risk mitigation
• Customer focused
design strategy
• Diversified product
offering
• Quickly adaptable
to changes in
demand
• Commitment to
innovation,
research, &
product
development
• Revenue and
earnings growth
have consistently
outpaced market
and industrial peers
since 2009
• Backlog at $103M
as of 6/30/2014
• Manitex dealer
network provides
footprint for on-
going North
American expansion
• PM Group has little
penetration in US
and has excellent
non-US and non-
Europe customer
base
• No Customer
represents over 10%
of annual revenues
• Seasoned senior
management:
over 70 years of
collective industry
experience
• Successfully
integrated
multiple
acquisitions
• Significant
management
ownership
Growth in
End Markets
Flexible
Operating
Model
Broad Industry
& Geographic
Distribution
Growth in
Key Financial
Metrics
Experienced
Management
Nasdaq: MNTX
A consolidator in the lifting and hauling industry, Manitex International is among the market leaders in each of its addressable markets with an estimated $4 BN in annual sales
8/15/2014

15 Financial Overview Manitex International, Inc. Q2 2014 Nasdaq: MNTX 8/15/2014

Key Figures - Quarterly
$235M

$6,293
$5,513
$4,722
$2,986
$2,655
$1,877
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$0
$20,000
$40,000
$60,000
Q2-2014 Q2-2013 Q1-2014
Revenue EBITDA Net Income
USD thousands except as noted
Q2-2014 Q2-2013 Q1-2014
Net sales $68,399 $62,554 $62,576
Gross profit 13,144 12,260 11,604
Gross margin % 19.2% 19.6% 18.5%
Operating expenses  7,966 7,656 7,993
Net Income 2,986 2,655 1,877
EBITDA 6,293 5,513 4,722
EBITDA % of Sales 9.2% 8.8% 7.5%
Backlog ($ million) 102.5 96.6 100.0
Nasdaq: MNTX
8/15/2014
$68,399
$62,554
$62,576

Summary Balance Sheet

$000s
30-Jun-14 31-Dec-13 31-Dec-12 31-Dec-11 31-Dec-10
Current Assets 139,898 $122,037 $104,777 $71,209 $54,703
Fixed Assets 10,477 11,143 10,297 11,017 10,659
Other Long-Term Assets 48,340 49,550 36,430 39,365 40,155
Total Assets 198,715 $182,730 $151,504 $121,591 $105,517
Current Liabilities 55,506 $48,016 $43,351 $30,177 $23,011
Long-Term Liabilities 52,711 49,723 48,620 44,620 39,232
Total Liabilities 108,217 97,739 91,971 74,797 62,243
Shareholders’ Equity 90,498 84,991 59,533 46,794 43,274
Total Liabilities & Shareholders’
Equity 198,715 $182,730 $151,504 $121,591 $105,517
Nasdaq: MNTX
8/15/2014

Working Capital
“Focused
manufacturer of
engineered lifting
equipment”
$000
Q2-2014 Q4-2013
Working Capital $84,392 $73,873
Days sales outstanding (DSO) 70 53
Days payable outstanding (DPO) 50 45
Inventory turns 2.8 2.9
Current ratio 2.5 2.5
Operating working capital 102,778 86,682
Operating working capital % of
annualized LQS
37.6% 33.1%
•Working capital increase Q2-2014 v Q4-2013, of $10.5m:
•Trade & Other Receivables $13.2m, Inventory $7.0m, partially offset by reduced cash $2.9m, increased accounts payable
$4.2m, short term working capital borrowings $2.5m and accruals & other current liabilities $0.9m.
•Inventory increase includes governmental units shipped not recognized as revenue in Q2
•Working capital ratios: DSO increase from a higher proportion of international sales and timing of payments on military

“Focused
manufacturer of
engineered lifting
equipment”
$000
Q2-2014 Q4-2013
Total Cash $3,189 $6,091
Total Debt 59,828 54,231
Total Equity 90,498 84,991
Net capitalization 147,137 133,131
Net debt / capitalization 38.5% 36.2%
Trailing 12 month EBITDA $22,864 $21,483
Debt / EBITDA x2.6 x2.5
•Increase in debt of $5.6 million from 12/31/13 principally reflects increase in working capital facilities in N.A. ($4.1m) and Italy ($2.3m) funding increased activity levels.
•Other debt repayments in the quarter of $0.6 million
•N. American revolver facilities, based on available collateral at 6/30/14 was $50.8m.
•N. American revolver availability at 6/30/14 of $6.7m.
•
Net capitalization is the sum of debt plus equity minus cash
•
Net debt is total debt less cash
Debt and Liquidity

Experienced Management Team

Name & Title Experience
David Langevin
Chairman & CEO
20+ years principally with Terex
Andrew Rooke
President & COO
20+ years principally with Rolls Royce, GKN Sinter Metals,
Off-Highway & Auto Divisions
David Gransee
CFO & Treasurer
Formerly with Arthur Andersen,  15+ years with Eon Labs
(formerly listed)
Robert Litchev
President – Manufacturing Operations
10+ years principally with Terex
Scott Rolston
SVP Strategic Planning
13+ years principally with Manitowoc
Bruce Peterson
SVP Sales and Marketing
20+ years principally with Manitowoc
Nasdaq: MNTX
8/15/2014

Company Timeline

Nasdaq: MNTX
July 2013: Acquires
Sabre Manufacturing LLC
December 2009: Acquires
Load King Trailers
July 2009: Acquires
Badger Equipment Co.
November 2006:
Veri-Tek
Acquires LiftKing
July 2007: VCC
acquires Noble
forklift
May 2008: Name changed to Manitex International
and listed on Nasdaq (MNTX)
October 2008:
Crane &
Machinery and
Schaeff Forklift
acquired
July 2006: Manitex
merges into Veri-Tek,
Intl. (VCC)
July 2010: CVS
Operating Agreement
July 2011: Closes
Acquisition of CVS
January 2003:
Manitowoc
divests
Manitex
March 2002:
Manitowoc
(NYSE:MTW)
acquires Grove
November 2013:
Acquires Valla SpA
of Piacenza, Italy
July 2014: Agreement to
Acquire
PM Group SpA
8/15/2014

Manitex

BADGER EQUIPMENT COMPANY

MANITEX LIFTKING

LOAD KING

FERRARI

MANITEX SABRE

MANITEX

Operating Companies

Brand Products End Markets Drivers
• Boom trucks and cranes
• Sign cranes
• Parts
• Energy exploration
• Power transmission
• Industrial projects
• Infrastructure development
• Strong end market demand for specialized,
competitively differentiated products for oil, gas,
and energy sectors
• Product development
• Rough terrain cranes
• Specialized construction
equipment
• Parts
• Railroad
• Construction
• Refineries
• Municipality
• Equipment replacement cycle in small tonnage
flexible cranes for refinery market
• More efficient product offering across end
markets
• Rough terrain forklifts
• Special mission-oriented vehicles
• Custom specialized carriers
• Parts
• Military
• Utility
• Ship building
• Commercial
• Steady, profitable growth from both commercial
and military application of products
• Custom trailers
• Hauling systems for heavy
equipment transport
• Parts
• Energy
• Mining
• Railroad
• Commercial construction
• U.S. energy exploration build-out
• Oil and gas exploration
• General infrastructure construction
• Reach stackers
• Container handling forklifts
• Parts
• Global container market • International container market and global trade
• Re-establishing customer relationships and select
product categories
• Specialized equipment for liquid
storage & containment
• 8,000-21,000 gallon capacities
• Large client base in energy sector
• Petrochemical
• Waste management
• Oil & gas drilling
• Reputation for quality & innovation
• Serves a market of over $1B annually
• At acquisition, TTM (3/31/13) revenues ~ $39.1M,
adjusted EBITDA ~ $4.5M, EBIT ~ $4.2M
Nasdaq: MNTX
8/15/2014

MANITEX VALLA

PM

OIL & STEEL
AERIAL PLATFORMS

MANITEX

Operating Companies

Brand Products End Markets Drivers
• Precision pick & carry cranes
• Automotive
• Chemical / petrochemical
• Industrial projects
• Infrastructure development
• Aerospace
• Construction
• Strong end market demand for specialized,
competitively differentiated products
• Environmental (electric) or hazardous (spark free)
developments
• Product development
Nasdaq: MNTX
• Knuckleboom cranes
• Aerial Platforms
• Energy
• Construction
• Infrastructure
• Utilities
• Growing acceptance of knucklebooms in North
American markets
• Oil and gas exploration creating demand
• Product development
8/15/2014